©2016 Regal Beloit Corporation, Proprietary and Confidential Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer Robert Cherry Vice President Investor Relations Third Quarter 2016 Earnings Conference Call November 7, 2016 Regal Beloit Corporation

2 Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions (“PTS”) business from Emerson Electric Co., or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses such as PTS, including the timing and impact of purchase accounting adjustments; prolonged declines in oil and gas up stream capital spending; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; product liability and other litigation, or the failure of our products to perform as anticipated, particularly in high volume applications; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, foreign government policies and other external factors that we cannot control; unanticipated liabilities of acquired businesses; effects on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on March 2, 2016 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

3 Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. In addition, since our management often uses these non-GAAP financial measures to manage and evaluate our business, make operating decisions, and forecast our future results, we believe disclosing these measures helps investors evaluate our business in the same manner as management. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the Appendix to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted operating profit, adjusted operating profit margin, free cash flow, and free cash flow as a percentage of net income attributable to Regal Beloit Corporation. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”), and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. We use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales.

4 Agenda and Opening Comments Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Segment Update Jon Schlemmer Summary Mark Gliebe Q&A All

5 Opening Comments 3rd Quarter Results $882 $810 ($5) ($5) Prior Year FX Acquisition Organic Current Year ($63) ($49) Global Industrial ($12) Price / MPF ($9) Middle East $7 NA HVAC 3Q Sales Versus Prior Year (millions) Results Generally in Line with Expectations

6  3rd Quarter Adjusted Operating Profit Margin* 11.1% – Sequential Improvement from 2Q 2016 – Prior Year Included a 50 Basis Points Benefit from GSP Tariff Refund – Strong Margin Performance Despite Sales Headwinds  Strong Free Cash Flow and Debt Reduction – Delivered 234% Free Cash Flow* to Net Income – Improved Cash Cycle Days** by 2 Days and Reduced Inventory by $26 Million – Paid Down $105 Million in Debt  Looking Forward – Expecting 4Q Organic Sales Growth Rate to Improve Sequentially – Slow Start to Heating Season, Order Rates in C&I and PTS Improving – Expecting 4Q Organic Sales Flat to Slightly Down to Prior Year – Expecting Second Half Adj. EPS* to Increase 11% - 15% Over First Half Opening Comments 3rd Quarter Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation. ** Cash Cycle Days = A/R Days Sales Outstanding + Days Sales Inventory Outstanding – A/P Days Payable Outstanding Guidance Confirms Positive Second Half Momentum

7  Sales of $809.6 Million, Down 8.2% – Foreign Currency Translation of (0.6%) – Business Divestiture (0.5%) – Organic Sales* of (7.1%)  Adjusted Operating Profit Margin* of 11.1%, Down 40 Basis Points from Prior Year – Lower Sales Volume and Inventory Reduction Pressured Margins – Simplification Initiative Benefits and Cost Controls Partially Offset Effect of Sales Volume Decline – Prior Year 3Q 2015 Included $4.9 Million GSP Tariff Refund, or 50 Basis Points Benefit  Adjusted Operating Profit Margin* of 11.1%, Up 140 Basis Points from 2Q 2016 3rd Quarter 2016 Financial Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Operating Profit Margin Improving

8 3rd Quarter 2016 Financial Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation.  $2.2 Million, or $0.05 per share, Tax Benefit from the Finalization of our 2015 Income Taxes ADJUSTED DILUTED EARNINGS PER SHARE Three Months Ended Nine Months Ended Oct 1, 2016 Oct 3, 2015 Oct 1, 2016 Oct 3, 2015 Diluted Earnings Per Share $ 1.32 $ 1.41 $ 3.51 $ 3.61 Restructuring and Related Costs 0.02 0.02 0.06 0.07 Gain on Sale of Assets (0.03) — (0.03) — Gain on Disposal of Business — — (0.14) — Purchase Accounting and Transaction Costs — — — 0.47 Venezuelan Currency Devaluation — — — 0.02 Adjusted Diluted Earnings Per Share $ 1.31 $ 1.43 $ 3.40 $ 4.17 *

9 Capital Expenditures  $14 Million in 3Q 2016, $46 Million YTD  $65 Million Expected in FY 2016 Restructuring  $1 Million in 3Q 2016, $4 Million YTD  $9 Million Expected in FY 2016 Effective Tax Rate (ETR)  20% ETR in 3Q 2016 − Benefitted from $2.2 Million Finalization of the 2015 Tax Return  Expect 23% ETR for 4Q 2016 Balance Sheet at October 1, 2016  Total Debt of $1,511 Million  Net Debt of $1,229 Million  3Q 2016 Debt Reduction of $105 Million  Reduced Total Debt by $292 Million Over Past 12 Months 3rd Quarter 2016 Key Financial Metrics Free Cash Flow*  $140 Million in 3Q 2016  234% of Net Income in 3Q 2016  Improved Management of Working Capital Reduced Inventory $26 Million in 3Q 2016 $89 Million YTD 2016  Lower Capital Expenditures were a Minor Benefit to FCF in 2016 * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

10  4th Quarter Organic Sales Growth Rate to Improve Sequentially – Expected to be Flat to Slightly Down as Compared to Prior Year  4th Quarter Adjusted Operating Profit Margin Rate Expected to be Down Slightly − No LIFO Impact Included in 4th Quarter Guidance − Prior Year 4th Quarter Included $15 Million LIFO Benefit  4th Quarter 2016 GAAP EPS Guidance of $0.94 to $1.04  Full Year 2016 GAAP EPS Guidance of $4.45 to $4.55  4th Quarter 2016 Adjusted EPS Guidance of $1.00 to $1.10 − Addition of Restructuring and Related Expenses of $0.07 − Subtraction of Gain on Sales of Assets of $0.01  Full Year 2016 Adjusted EPS Guidance of $4.40 to $4.50 − Addition of Restructuring and Related Expenses of $0.13 − Subtraction of Gains on Sales of Business and Assets of $0.18 2016 Full Year Guidance 2nd Half 2016 Adj. EPS Expected to Increase 11% to 15% Over 1st Half 2016 * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

11 $427 $389 ($4) ($34) Prior Year FX Organic Current Year NA & China Ind O&G / Power Price / MPF Resi Pool Data Centers Commercial & Industrial Systems (millions) ($19) ($14) ($6) 3Q Sales Versus Prior Year Key Thoughts  Adj. Operating Margin* 9.0% Down 30 bps from Prior Year but Up 250 bps vs 2Q 2016  Realizing Benefits of Simplification and the Right- sizing of Oil & Gas Businesses  Margin Rate Benefitting from Favorable Price/Cost  4Q Comparisons Improving Maintained Margin on Lower Sales * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

12 $264 $251 ($1) ($13) Prior Year FX Organic Current Year Middle East Mkt Price / MPF Comm Ref / Gen Ind NA Resi HVAC Climate Solutions (millions) 3Q Sales Versus Prior Year Key Thoughts  Adj. Operating Margin* 16.9% Up 140 bps from Prior Year and Up 250 bps vs 2Q 2016  HVAC Volume, Simplification, and Mix Offset the Margin Impact of Sales Decline as well as the Prior Year GSP Tariff Refund ($9) ($7) ($4) Strong Cooling Season & Improved Operating Margin * Non-GAAP Financial Measurement, See Appendix for Reconciliation. $7

13 Key Thoughts  Adj. Operating Margin* 7.1% Down 370 bps from Prior Year  Margin Impacted by Lower Volume  Distributor Destocking Subsided in 3Q  Orders Improved Throughout the Quarter and into October  Synergy Programs Remain on Schedule Power Transmission Solutions (millions) 3Q Sales Versus Prior Year $191 $170 ($5) ($0.2) Prior Year FX Acquisition Organic Current Year ($16) ($11) Distribution ($5) Oil & Gas Ren Energy Ag and Metals Food & Bev Expecting Improved Performance in 4Q * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

14 Customer Feedback Positive Survey Comments  High Quality Products  Regal is a Great Company  Great Brands/Strength of Brands  Great Customer Service  Knowledgeable Field Sales  Accurate and Quick Responses OEM Award Distributor Awards Continuous Improvement Customers Recognizing the Improvement 2016 Customer Survey 3Q Recognition  Nearly 4,000 Responses  Achieved Highest Net Promoter Score Quality Responsive Innovation Value 2015 2016

15 Free Cash Flow Performance 0% 25% 50% 75% 100% 125% 150% 175% 200% $- $100 $200 $300 $400 2011 2012 2013 2014 2015 2016e** Free Cash Flow* % of Adj. Net Income* ** Based on Management Estimates (millions) Consistently Delivering Strong FCF – 129% Annual Average * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

16  3rd Quarter Sales In Line with Expectations – Global Industrial Market Weakness – Strong NA Residential HVAC, Offset by Middle East and MPF  Resilient Margins  Delivered 234% Free Cash Flow* to Net Income and Reduced Debt by $105 Million  Encouraging Performance Feedback from Customers  Expect 4th Quarter Organic Sales Flat to Slightly Down – Slow Start to Heating Season – Sequential Improvement in Organic Growth Rates in All Segments – Sequentially Improving Two-Way Material Price Formula Impact – Easier Comparisons in Oil & Gas and Power Gen Businesses  2nd Half Adj. EPS Guidance 11% - 15% Stronger than 1st Half 2016  Save the Date! – Investor Day on March 10th, 2017 in NYC Summary * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

©2016 Regal Beloit Corporation, Proprietary and Confidential Questions and Answers

18 Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Oct 1, 2016 Oct 3, 2015 Oct 1, 2016 Oct 3, 2015 Diluted Earnings Per Share 1.32$ 1.41$ 3.51$ 3.61$ Restructuring and Related Costs 0.02 0.02 0.06 0.07 Gai on Sale of Assets (0.03) - (0.03) - Gain on Disposal of Business - - (0.14) - Purchase Accounting and Transaction Costs - - - 0.47 Venezuelan Currency Devaluation - - - 0.02 Adjusted Diluted Earnings Per Share 1.31$ 1.43$ 3.40$ 4.17$ Three Months Ended Nine Months Ended Minimum Maximum 2016 Diluted EPS Annual Guidance 4.45$ 4.55$ Restructuring and Related Costs 0.13 0.13 Gain on Sale of Assets (0.04) (0.04) Gain on Disposal of Business (0.14) (0.14) 2016 Adjusted Diluted EPS Annual Guidance 4.40$ 4.50$ RECONCILIATION OF 2016 ADJUSTED ANNUAL GUIDANCE

Appendix Non-GAAP Reconciliations

ADJUSTED OPERATING INCOME	Three Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Oct 1, 2016	Oct 3, 2015	Oct 1, 2016	Oct 3, 2015	Oct 1, 2016	Oct 3, 2015	Oct 1, 2016	Oct 3, 2015
Income from Operations	$ 36.2	$ 38.8	$ 42.2	$ 40.7	$ 11.4	$ 20.6	$ 89.8	$ 100.1
Gain on Sale of Assets	(1.2)	-	-	-	-	-	(1.2)	-
Restructuring and Related Costs	0.2	0.9	0.2	0.3	0.7	-	1.1	1.2
Gain on Disposal of Business	-	-	-	-	-	-	-	-
Adjusted Income from Operations	$ 35.2	$ 39.7	$ 42.4	$ 41.0	$ 12.1	$ 20.6	$ 89.7	$ 101.3
GAAP Operating Margin %	9.3 %	9.1 %	16.8 %	15.4 %	6.7 %	10.8 %	11.1 %	11.3 %
Adjusted Operating Margin %	9.0 %	9.3 %	16.9 %	15.5 %	7.1 %	10.8 %	11.1 %	11.5 %

ADJUSTED OPERATING INCOME	Nine Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Oct 1, 2016	Oct 3, 2015	Oct 1, 2016	Oct 3, 2015	Oct 1, 2016	Oct 3, 2015	Oct 1, 2016	Oct 3, 2015
Income from Operations	$ 83.0	$ 113.6	$ 102.9	$ 117.8	$ 64.6	$ 35.5	$ 250.5	$ 266.9
Gain on Sale of Assets	(1.2)	-	-	-	-	-	(1.2)	-
Purchase Accounting and Transaction Costs	-	-	-	-	-	29.8	-	29.8
Restructuring and Related Costs	1.0	4.7	2.0	(0.7)	1.2	0.6	4.2	4.6
Venezuelan Currency Devaluation	-	1.5	-	-	-	-	-	1.5
Gain on Disposal of Business	-	-	-	-	(11.6)	-	(11.6)	-
Adjusted Income from Operations	$ 82.8	$ 119.8	$ 104.9	$ 117.1	$ 54.2	$ 65.9	$ 241.9	$ 302.8
GAAP Operating Margin %	7.1 %	8.6 %	13.8 %	14.2 %	11.5 %	6.1 %	10.2 %	9.8 %
Adjusted Operating Margin %	7.1 %	9.0 %	14.1 %	14.1 %	9.7 %	11.3 %	9.8 %	11.1 %

REGAL

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20 Appendix Non-GAAP Reconciliations FREE CASH FLOW RECONCILIATION Oct 1, 2016 Oct 3, 2015 Oct 1, 2016 Oct 3, 2015 Net Cash Provided by Operating Activities 154.1$ 131.5$ 328.4$ 267.2$ Additions to Property Plant and Equipment (14.4) (20.7) (46.1) (65.4) Free Cash Flow 139.7$ 110.8$ 282.3$ 201.8$ Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit Corporation 234.4% 174.8% 178.9% 124.1 % Three Months Ended Nine Months Ended ORGANIC GROWTH Three Months Ended Nine Months Ended Net Sales 809.6$ 2,466.4$ Net Sales from Businesses Acquired - (35.9) et Sales from Businesses Divested 4.8 6.8 Impact from Foreign Currency Exchange Rates 4.9 26.1 Adjusted Net Sales 819.3$ 2,463.4$ Net Sales Ended Oct 3, 2015 882.3$ 2,736.2$ Organic Growth % (7.1)% (10.0)% Net Sales Growth % (8.2)% (9.9)% Oct 1, 2016

21 Appendix Non-GAAP Reconciliations ADJUSTED NET INCOME Dollars in Millions 2011 2012 2013 2014 2015 2016 (E) GAAP Net Income Attributable to Regal Beloit Corporation 152.3$ 195.6$ 120.0$ 31.0$ 143.3$ 203.0$ Goodwill and Asset Impairments and Other, Net - - 81.0 159.5 92.7 - Tax Effect from Goodwill Impairments and Asset Impairments and Other, Net - - (6.4) (12.3) (21.8) - Adjusted Net Income 152.3$ 195.6$ 194.6$ 178.2$ 214.2$ 203.0$ FREE CASH FLOW Dollars in Millions 2011 2012 2013 2014 2015 2016 (E) GAAP Net Cash Provided by Operating Activities 265.3$ 351.7$ 305.0$ 298.2$ 381.1$ 411.0$ Additions to Property, Plant and Equipment (57.6) (91.0) (82.7) (83.6) (92.2) (65.0) Grants Received for Capital Expenditures - 8.7 1.6 - - - Free Cash Flow 207.7$ 269.4$ 223.9$ 214.6$ 288.9$ 346.0$ Free Cash Flow as a Percentage of Adjusted Net Income 136.4% 137.7% 115.1% 120.4% 134.9% 170.4% Fiscal Years Fiscal Years

22 Appendix Regal Shipping Days 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251  Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31  Fiscal Years 2015 and 2016 have 52 weeks  Fiscal Year 2014 had 53 weeks